SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 26, 2005
                                                        ------------------


                              Tasty Baking Company
       ------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Pennsylvania                     1-5084               23-1145880
----------------------------------   -----------------    ----------------------
 (State or Other Jurisdiction of         (Commission         (I.R.S. Employer
 Incorporation or Organization)         File Number)        Identification No.)


2801 Hunting Park Avenue, Philadelphia, Pennsylvania               19129
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
       --------------------------------------------------


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

     On September 26, 2005, the New York Stock Exchange ("NYSE") notified Tasty Baking Company (the "Company") of its acceptance of the Company's business plan for continued listing on the NYSE. The submitted business plan outlines how the Company intends to achieve compliance with the NYSE's recently increased continued listing criteria. As a result of its acceptance, the Company's common stock will continue to be listed on the NYSE, pending quarterly reviews by the NYSE's Listing and Compliance Committee for progress against its business plan. A copy of the Company's press release related to the continued listing on NYSE is attached to this Report as an exhibit and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)  The following exhibit are filed herewith:

     Exhibit 99.1      Press Release dated September 27, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TASTY BAKING COMPANY
                                              ----------------------------------
                                              (Registrant)


     Date:  September 28, 2005                /S/ David S. Marberger
                                              ----------------------------------
                                              David S. Marberger
                                              Senior Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX


     Exhibit                          Description
     -------                          -----------

     99.1                             Press Release dated September 27, 2005